Exhibit 10.16

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

SECOND AMENDMENT TO
CONTRACT MANUFACTURING AGREEMENT
THIS SECOND AMENDMENT TO CONTRACT MANUFACTURING AGREEMENT (the “Second Amendment”) is made and entered into as of the 25th day of April, 2016 (the “Amendment Effective Date”) by and between Fresenius Kabi USA, LLC (successor in interest to APP Pharmaceuticals, LLC) (“Fresenius Kabi”) and The Medicines Company (“MDCO”).
Background
WHEREAS, the parties hereto are parties to that certain Contract Manufacturing Agreement dated January 22, 2012, as amended by Amendment to Contract Manufacturing Agreement dated February 20, 2013 (as so amended, the “Agreement”) pursuant to which Fresenius agreed to manufacture, and MDCO agreed to purchase, Angiomax® finished drug product on the terms set forth therein; and
WHEREAS, the parties desire to further amend the Agreement to reflect certain agreements between them.
NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Second Amendment shall have the meanings provided in the Agreement.

2.	The Parties agree that the Minimum Run Quantity shall be [**] of Product.

3.	The Parties agree that the definition of Product is deleted and the following is substituted therefor:
“’Product’ means 10 ml vials containing 250 mg of lyophilized bivalirudin for injection manufactured pursuant to NDA No. 20-873, including without limitation those units marketed as Angiomax®.”

4.	The Parties agree that the definition of Subsequent Supply Term is deleted and the following is substituted therefor:
“’Subsequent Supply Term’ means the period starting on June 15, 2015 and ending on April 30, 2021”

5.	The third sentence of Section 2.2 is deleted and the following is substituted therefor:

[**]

6.
The Parties agree that (i) they have satisfied all obligations provided in the Agreement with respect to Capital Expenditures and payment for Capital Expenditures and (ii) Fresenius Kabi’s supply and MDCO’s purchase of the Validation Batches, as defined and set forth in Section 7 below, shall be deemed to satisfy and fulfill the obligations of the Parties set forth in Section 2.2 through the date of this Second Amendment.

7.	The Parties further agree that:

(a)
within [**] days after the Amendment Effective Date, Fresenius Kabi shall (i) complete all stability, quality control and other Manufacturing Requirements required for the release to MDCO of the [**] validation batches of Product manufactured in connection with the development, validation and regulatory approval of the Product (such [**] batches, collectively, the “Validation Batches”), (ii) ship the [**] Validation Batches to MDCO, and (iii) upon such shipment, invoice MDCO, and MDCO shall pay [**],

(b)
upon such release, shipment and payment, the Parties will have satisfied all obligations provided in the Agreement with respect to Development Costs and Expenses and payment for Development Costs and Expenses, and

(c)	all invoices and Purchase Orders exchanged between the Parties, other than the invoices set forth on Schedule 1 attached hereto, are hereby canceled, void and without further effect.

8.
Unless amended by this Second Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Second Amendment and the Agreement, this Second Amendment shall govern.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective as of the Amendment Effective Date.

FRESENIUS KABI USA, LLC	THE MEDICINES COMPANY
By:/s/ Steven R. Nowicki Name: Steven R. Nowicki Title: Sr. VP GO NAM	By:/s/ Brian S. Carothers Name: Brian S. Carothers Title: VP Supply Chain/Product Development

Schedule 1

The Medicines Company
FK Account Statement Invoices

Invoice Date	Invoice No.	Amount

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Total		$ [**]